Exhibit 99.1 Open Lending Reports Fourth Quarter and Fiscal Year 2020 Financial Results  AUSTIN, TX, March 9, 2021 – Open Lending Corporation (NASDAQ: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its fourth quarter and fiscal year 2020. “The fourth quarter was a great end to a very productive year for Open Lending. During the quarter we reported a 19% increase in certified loans, a 52% increase in revenue and a 37% increase in Adjusted EBITDA compared to the fourth quarter of 2019,” said John Flynn, Chairman and CEO Open Lending. “We announced some new larger credit union partnerships in the fourth quarter and continue to make progress on the ramp and expansion of our OEM relationships. Our pipeline of additional partnerships remains robust as our lending partners continue to be resilient during this time.” Three Months Ended December 31, 2020 Highlights • The Company facilitated 26,822 certified loans during the fourth quarter of 2020, compared to 22,559 certified loans in the fourth quarter of 2019 • Total revenue was $39.6 million, compared to $26.1 million in the fourth quarter of 2019 • Gross profit was $36.7 million, compared to $23.8 million in fourth quarter of 2019 • GAAP net income was $15.2 million, compared to $17.4 million in fourth quarter of 2019 • Adjusted EBITDA was $24.8 million, compared to $18.1 million in the fourth quarter of 2019 Twelve Months Ended December 31, 2020 Highlights   • The Company facilitated 94,226 certified loans, compared to 78,434 certified loans in 2019 • Total revenue was $108.9 million, compared to $92.8 million in 2019 • Gross profit was $99.1 million, compared to $85.0 million in 2019 • GAAP net loss was $(97.6) million, compared to GAAP net income of $62.5 million in 2019. The GAAP net loss was primarily attributable to $(131.9) million in change in estimated fair value of contingent consideration shares awarded as part of the business combination with Nebula Acquisition Corporation (“Nebula”) on June 10, 2020. • Adjusted EBITDA was $69.5 million, compared to $64.9 million in 2019 Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial tables included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”  2021 Outlook Based on the fourth quarter results and trends into 2021, the Company is reaffirming its previously issued guidance of the following: Full Year 2021 Outlook Total Certified Loans  161,000 - 206,000  Total Revenue  $184 - 234 million  Adjusted EBITDA  $125 - 168 million  Adjusted Operating Cash Flow (a)  $81 - 111 million  a. Adjusted Operating Cash Flow is defined as Adjusted EBITDA, minus CAPEX, plus or minus change in contract assets. The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the anticipated impact of the global COVID-19 pandemic, the impact of the pandemic is unprecedented and the future effect of the pandemic on the global economy and our financial results remains highly uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.  Conference Call  Open Lending will host a conference call to discuss the fourth quarter 2020 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman and CEO, Ross Jessup, President and COO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company's investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (877) 407-4018, or for international callers (201) 689-8471. A replay will be available two hours after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13715762. The replay will be available until Tuesday, March 23, 2021. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.  About Open Lending   Open Lending (NASDAQ: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For 20 years they have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.   Forward-Looking Statements  This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the anticipated impact of the recent novel coronavirus (COVID-19) pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2021 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward- looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the potential effects of COVID-19; applicable taxes, inflation, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination; the amount of redemption requests made by the Company’s stockholders; those factors discussed in other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.  Non-GAAP Financial Measures  Included in this press release is financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, a non-GAAP financial measure, internally in analyzing our financial results and believe it is useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.  Adjusted EBITDA is a non-GAAP financial measure used by management to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, the Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non- recurring variable charges. Adjusted EBITDA is defined as GAAP net income (loss) excluding interest expense, income taxes, depreciation and amortization expense, share-based compensation expense, change in fair value of contingent consideration, change in measurement – tax receivable agreement and transaction bonuses as a result of the Business Combination. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of Adjusted EBITDA to its most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.  Contact:  ICR for Open Lending  Investors  openlending@icrinc.com

OPEN LENDING CORPORATION Consolidated Balance Sheets (In thousands, except per share data) December 31, 2020 (Unaudited) 2019 Assets Current assets Cash and cash equivalents $ 101,513 $ 7,676 Restricted cash 2,635 2,222 Accounts receivable 4,352 3,767 Current contract assets 50,386 29,782 Prepaid expenses 1,873 479 Other current assets 2,018 205 Deferred transaction costs — 1,081 Total current assets 162,777 45,212 Property and equipment, net 1,201 299 Operating lease right-of-use assets, net 5,733 — Non-current contract assets 38,956 33,169 Deferred tax asset, net 85,218 — Other non-current assets 124 506 Total assets $ 294,009 $ 79,186 Liabilities and stockholders’ equity Current liabilities: Accounts payable 3,442 1,337 Accrued expenses 3,033 2,006 Income tax payable 1,640 — Current notes payable 4,888 2,484 Other current liabilities 4,005 2,366 Total current liabilities 17,008 8,193 Non-current notes payable, net of unamortized debt issuance costs 152,859 829 Non-current operating lease liabilities 5,138 — Other non-current liabilities 92,382 — Total liabilities $ 267,387 $ 9,022 Commitments and contingencies Redeemable convertible Series C preferred units, 0 and 14,278,603 units issued and outstanding as of December 31, 2020 and 2019, respectively; aggregate liquidation preference of $0 and $40,089,539 as of December 31, 2020 and 2019, respectively — 304,943 Stockholders’ equity (deficit) Preferred stock, $0.01 par value; 10,000,000 shares authorized, and 0 shares issued and outstanding as of December 31, 2020 and 2019, respectively — — Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 126,803,096 shares outstanding as of December 31, 2020, and 37,631,052 shares issued and outstanding as of December 31, 2019 1,282 376 Additional paid-in capital 491,246 7,626 Accumulated deficit (428,406) (242,781) Treasury stock at cost, 1,395,089 shares at December 31, 2020, and 0 shares at December 31, 2019 (37,500) — Total stockholders’ equity (deficit) 26,622 (234,779) Total liabilities and stockholders’ equity (deficit) $ 294,009 $ 79,186

OPEN LENDING CORPORATION Consolidated Statements of Operations and Comprehensive Income (Loss) (In thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2020 (Unaudited) 2019 2020 (Unaudited) 2019 Revenue Program fees $ 12,403 $ 10,260 $ 43,995 $ 36,667 Profit share 25,910 14,949 60,392 53,038 Claims administration service fees 1,320 867 4,505 3,142 Total revenue 39,633 26,076 108,892 92,847 Cost of services 2,968 2,289 9,786 7,806 Gross profit 36,665 23,787 99,106 85,041 Operating expenses General and administrative 9,351 4,104 32,584 13,774 Selling and marketing 2,350 2,027 7,841 7,482 Research and development 678 301 1,964 1,170 Operating income 24,286 17,355 56,717 62,615 Change in fair value of contingent consideration — — (131,932) — Interest expense (3,621) (84) (11,601) (322) Interest income 105 9 202 24 Other income (expense) (4,380) 188 (4,377) 197 Income (loss) before income taxes 16,390 17,468 (90,991) 62,514 Provision (benefit) for income taxes 1,188 28 6,573 (30) Net income (loss) and comprehensive income (loss) $ 15,202 $ 17,440 $ (97,564) $ 62,544 Preferred distribution to redeemable convertible Series C preferred units — (3,623) (40,689) (11,058) Accretion to redemption value of redeemable convertible Series C preferred units — (58,600) 47,538 (163,425) Net income (loss) attributable to common stockholders $ 15,202 $ (44,783) $ (90,715) $ (111,939) Net income (loss) and comprehensive income (loss) per common share Basic 0.12 (1.19) (1.09) (2.97) Diluted 0.12 (1.19) (1.09) (2.97) Weighted average common shares outstanding Basic 127,823,098 37,631,052 82,908,772 37,631,052 Diluted 127,911,031 37,631,052 82,908,772 37,631,052

OPEN LENDING CORPORATION Consolidated Statements of Cash Flows (In thousands) Year Ended December 31, 2020 (Unaudited) 2019 Cash flows from operating activities Net income (loss) $ (97,564) $ 62,544 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Share-based compensation 2,828 1,984 Depreciation and amortization 1,768 105 Change in fair value of contingent consideration 131,932 — Deferred income taxes 4,734 — Non-cash interest expense — 92 Changes in assets & liabilities: Accounts receivable (585) (1,829) Unbilled revenue — — Contract assets (26,391) (21,714) Operating lease right-of-use assets (548) — Prepaid expenses (313) (830) Other current and non-current assets (1,431) (481) Accounts payable 2,105 583 Accrued expenses 1,027 896 Income tax payable 1,640 — Operating lease liabilities (280) — Other current and noncurrent liabilities 5,718 412 Net cash provided by operating activities 24,640 41,762 Cash flows from investing activities Purchase of property and equipment (1,196) (99) Net cash used in investing activities (1,196) (99) Cash flows from financing activities Repayments of notes payable (6,521) (2,500) Proceeds from issuance of long-term debt 170,000 — Payment on debt issuance cost (10,061) — Distributions to Open Lending, LLC unitholders (135,598) (42,401) Proceeds from stock warrant exercises 105,349 — Share repurchase (37,500) — Recapitalization transaction, net of transaction costs (14,863) — Net cash provided by (used in) financing activities 70,806 (44,901) Net change in cash and cash equivalents and restricted cash 94,250 (3,238) Cash and cash equivalents and restricted cash at the beginning of the year 9,898 13,136 Cash and cash equivalents and restricted cash at the end of the year $ 104,148 $ 9,898 Supplemental disclosure of cash flow information: Interest paid $ 10,444 $ 320 Income tax paid (refunded), net 144 (40) Right of use assets obtained in exchange for lease obligations 5,362 — The following presents the classification of cash, cash equivalents and restricted cash within the consolidated balance sheets: Cash and cash equivalents $ 101,513 $ 7,676 Restricted cash 2,635 2,222 Total $ 104,148 $ 9,898 Non-cash investing and financing: Change in fair value of redeemable convertible Series C preferred units $ (47,538) $ 163,425 Conversion of preferred stock to common stock 257,406 —

OPEN LENDING CORPORATION Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands) Three Months Ended December 31, Year Ended December 31, 2020 (Unaudited) 2019 2020 (Unaudited) 2019 GAAP net income (loss) $ 15,202 $ 17,440 $ (97,564) $ 62,544 Non-GAAP adjustments: Change in fair value of contingent consideration (1) — — 131,932 — Transaction bonuses (2) — — 9,112 — Change in measurement – Tax Receivable Agreement (3) 4,292 — 4,292 — Interest expense 3,621 84 11,601 322 Provision (benefit) for income taxes 1,188 28 6,573 (30) Depreciation and amortization expense 346 27 752 105 Share-based compensation (4) 152 487 2,828 1,984 Total adjustments 9,599 626 167,090 2,381 Adjusted EBITDA 24,801 18,066 69,526 64,925 Total net revenue $ 39,633 $ 26,076 $ 108,892 $ 92,847 Adjusted EBITDA margin 62.6% 69.3% 63.8% 69.9 % Notes: (1) Reflects non-cash charges for the change in the estimated fair value of contingent consideration shares from June 10, 2020 through the date when each tranche of contingent consideration shares vested as the share price performance milestone was achieved. (2) Reflects transaction bonuses awarded to key employees and directors in connection with the business combination with Nebula. (3) Reflects non-cash charges due to changes in the measurement of our Tax Receivable Agreement liability as a result of changes in our blended state tax rate. (4) Principally represents non-cash charges associated with the Class B Unit Incentive Plan of Open Lending, LLC. prior to the business combination and the 2020 Stock Option and Incentive Plan of Open Lending Corporation following the business combination with Nebula.